EXHIBIT 10.26

Bank of America [Logo}

                        AMENDMENT NO. 2 TO LOAN AGREEMENT

                            AND ASSUMPTION AGREEMENT

         This Amendment No. 2 and Assumption Agreement (the "Amendment") dated as of February 18, 2004 is among Bank of America, N.A. (the "Bank"), California Water Service Group ("Borrower 1"), CWS Utility Services ("Borrower 2") and New Mexico Water Service Company ("Borrower 3") ("Initial Borrowers") and Washington Water Service Company ("Borrower 4") and Hawaii Water Service Company, Inc. ("Borrower 5") ("New Borrowers"). (Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Borrower 5 are sometimes referred to collectively as the "Borrowers" and individually as the "Borrower").

         1. RECITALS

         A. The Bank and Initial Borrowers entered into a certain Business Loan Agreement dated as of February 28, 2003 (together with any previous amendments, the "Agreement").

         B. Initial Borrowers, New Borrowers and the Bank desire to amend certain terms and provisions of the Agreement as more specifically hereinafter set forth.

         C. New Borrowers desire to be parties to and to assume the obligations under the Agreement jointly and severally with Initial Borrowers.

         2. AGREEMENT

         1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

         2. Assumption. Borrower 4 and Borrower 5 unconditionally, jointly and severally assume each and every obligation under the Agreement, and by their respective signatures hereto they become parties to the Agreement.

         3. Amendments. The Agreement is hereby amended as follows:

              3.1 Throughout the Agreement, Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Borrower 5, are sometimes referred to collectively as the "Borrower."

              3.2 Paragraph 7.3 of the Agreement is amended to read in its entirety as follows:

                  "7.3 Reduction of Debt Period. To reduce the amount of advances outstanding under this Agreement to not more than Five Million Dollars ($5,000,000) for a period of at least thirty (30) consecutive days in each Line-Year. `Line-Year' means the period between
                           January 1, 2004 and December 31, 2004, and each subsequent one-year period (if any). For the purposes of this paragraph `advances' does not include undrawn amounts of outstanding letters of credit."

              3.3 In Paragraph 7.16 of the Agreement, the date "February 28, 2003" is added in the space provided.

         4. Representations and Warranties. When the Borrowers sign this Amendment, each Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (d) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any of its organizational papers.

         5. Conditions. This Amendment will be effective when the Bank receives, in form and content acceptable to the Bank, evidence that the execution, delivery and performance by Borrower 4 and Borrower 5 of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

         6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

         7. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         8. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND
(D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

         This Amendment is executed as of the date stated at the beginning of this Amendment.

Borrower:                                                          Bank:

California Water Service Group (Initial Borrower)                  Bank of America, N.A.


By     /s/ Richard D. Nye                                          By  /s/ John C. Plecque
-------------------------------------------------------------      -----------------------------------------------------------
Richard D. Nye, Vice President, Chief Financial Officer and        John C. Plecque, Senior Vice President
Treasurer


                                                                   By  /s/ Chris P. Giannotti
                                                                   -----------------------------------------------------------
                                                                   Chris P. Giannotti, Senior Vice President

Borrower:

CWS Utility Services (Initial Borrower)


By /s/ Richard D. Nye
-------------------------------------------------------------
Richard D. Nye, Vice President, Chief Financial Officer and
Treasurer


Borrower:

New Mexico Water Service Company (Initial Borrower)


By /s/ Richard D. Nye
-------------------------------------------------------------
Richard D. Nye, Vice President, Chief Financial Officer and
Treasurer


Borrower:

Washington Water Service Company (New Borrower)


By /s/ Richard D. Nye
-------------------------------------------------------------
Richard D. Nye, Vice President, Chief Financial Officer and
Treasurer


Borrower:

Hawaii Water Service Company, Inc. (New Borrower)


By /s/ Richard D. Nye
-------------------------------------------------------------
Richard D. Nye, Vice President, Chief Financial Officer and
Treasurer